UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2017

HCi Viocare
Exact name of registrant as specified in its charter

Nevada	000-53089	30-0428006
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kintyre House, 209 Govan Road, Glasgow, Scotland	G51 1 HJ
(Address of principal executive offices)	(Zip Code)

+44 141 3700321
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As used in this Current Report on Form 8-K, unless otherwise stated, all references to the "Company", "we," "our" and "us" refer to HCi Viocare.

Private Placement

On December 8, 2017, the Company entered into a Private Placement Subscription Agreement (the "Agreement") with an individual (the "Individual"). Under the terms of the Agreement the Individual subscribed for a total of 7,866,667 shares of the Company's common stock at a purchase price of US$0.03 per share for total cash proceeds of US$236,000.00. The shares are subject to applicable resale restrictions.

Prior to the aforementioned subscription agreement, the Individual owned 9,083,231 shares of the common stock of HCi Viocare.

A copy of the form of subscription agreement is filed as Exhibit 10.1 this Current Report on Form 8-K.

Consulting Agreement

On December 12, 2017, the Company entered into a consulting agreement (the "Agreement") with an Ms Paraskevi Pilarinou (the "Consultant").
Under the terms and conditions of the Agreement the Consultant shall be employed in the position of Financial Controller of the Company. The Agreement has a three-year term starting on January 2, 2018 and ending on January 1, 2021 and the Consultant shall be remunerated with a monthly fee of EUR2,000.00 and with 2,000,000 shares of the common stock.

A copy of the Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K.

SECTION 3        SECURITIES AND TRADING MARKETS
ITEM 3.02           UNREGISTERED SALES OF EQUITY SECURITIES

On December 12, 2017, the Company approved the grant of a stock award of 2,000,000 common shares as compensation for the services provided by Ms. Paraskevi Pilarinou, employee at HCi Viocare.

The issuance of the stock award was approved by the Board of Directors of the Company.

A copy of the Grant Notice is filed as Exhibit 10.3 to this Current Report on Form 8-K.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Regulation S of the Securities Act of 1933, as amended, ("Securities Act"), as promulgated by the U.S. Securities and Exchange Commission under the Securities Act. Our reliance upon the exemption under Rule 903 of Regulation S of the Securities Act was based on the fact that the sales of the securities were completed in an "offshore transaction", as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the securities. The investor was not a US person, as defined in Regulation S, and was not acquiring the securities for the account or benefit of a US person.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Certain Officers

On December 12, 2017 the Company approved a three-year extension to the consulting agreement (the "Agreement") between the Company and its Vice - President, Sergios Katsaros effective on January 2, 2018. The consulting agreement was originally entered into on September 1, 2015 and filed on Form 8-K the Securities and Exchange Commission as of September 10, 2015 and extended for one-year on March 1, 2017 and filed on Form 8-K with the Securities and Exchange Commission as of March 11, 2016.

The revision to the Agreement ("Addendum No. 3") has a term of three years, being effective as of January 2, 2018, and ending on January 1, 2021, renewable for such further term as may be mutually agreed between the parties. As per Addendum No. 3, Mr Katsaros shall be remunerated with a monthly stipend of EUR 3,500. and shall be entitled to a 100% bonus of the total annual compensation for every profitable year of the Company. Mr Katsaros shall also be entitled to acquire at his discretion 10,000,000 shares of the common stock at a price of $US0.05 for a term of five years.

All other terms and conditions remain valid and in force.

A copy of Addendum No. 3 is filed as Exhibit 10.4 to this Current Report on Form 8-K.

On December 12, 2017 the Company approved a six-year extension to the consulting agreement (the "Agreement") between the Company and its Director, Dr Christos Kapatos effective on December 12, 2017. The consulting agreement was originally entered into on April 16, 2014 and filed on Form 8-K the Securities and Exchange Commission as of May 6, 2014 and extended for one-year on May 1, 2015 and filed on Form 8-K with the Securities and Exchange Commission as of May 13, 2015. On August 2, 2016 the Agreement was extended for another year and filed on Form 10-Q with the Securities and Exchange Commission as of August 22, 2016.

The revision to the Agreement ("Addendum No. 3") has a term of six years, being effective as of April 16, 2017, and ending on April 15, 2023, renewable for such further term as may be mutually agreed between the parties. As per Addendum No. 3 Mr Kapatos shall receive an annual compensation of EUR50,000.00 and shall be entitled to a 100% bonus of the total annual compensation for every profitable year of the Company. Mr Kapatos shall also receive a stock award of 18,500,000 shares on December 12, 2017 and shall be entitled to acquire at his discretion 25,000,000 shares of the common stock at a price of $US0.05 for a term of six years.

All other terms and conditions remain valid and in force.

A copy of Addendum No. 3 is filed as Exhibit 10.5 to this Current Report on Form 8-K.

Compensatory Arrangements of Certain Officers

On December 12, 2017, the Company approved the grant of a stock award of 18,500,000 common shares as compensation for the services provided by Dr Christos Kapatos, Company director who was granted 18,500,000 common shares.

The issuance of the stock award was approved by the Board of Directors of the Company.

A copy of the Grant Notice is filed as Exhibit 10.6 to this Current Report on Form 8-K.

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS

9.01 Financial Statements and Exhibits

 (d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

10.1	Form of Private Placement Subscription Agreement between the Company and the Individual subscriber	Filed herewith
10.2	Consulting agreement between HCi Viocare and Paraskevi Pilarinou, dated December 12, 2017	Filed herewith
10.3	Grant notice for stock award issued December 12, 2017	Filed herewith
10.4	Addendum No. 3 to the consulting agreement between HCi Viocare and Sergios Katsaros, dated December 12, 2017	Filed herewith
10.5	Addendum No. 3 to the consulting agreement between HCi Viocare and Christos Kapatos, dated December 12, 2017	Filed herewith
10.6	Grant notice for stock award issued December 12, 2017	Filed herewith

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HCi Viocare

Dated: December 18, 2017	By:	/s/ Sotirios Leontaritis
	Name:	Sotirios Leontaritis
	Title:	President, Treasurer, CEO, and Director

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